UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 7, 2025

Verona Pharma plc

(Exact name of registrant as specified in its charter)

United Kingdom	001-38067	98-1489389
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3 More London Riverside

London SE1 2RE

United Kingdom

(Address of principal executive offices) (Zip Code)

+44 203 283 4200

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary shares, nominal value £0.05 per share*	VRNA	The Nasdaq Global Market

* The ordinary shares are represented by American Depositary Shares (each representing 8 ordinary shares), which are exempt from the operation of Section 12(a) of the Securities Exchange Act of 1934, as amended, pursuant to Rule 12a-8 thereunder.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note.

As previously announced on July 9, 2025 in the Current Report on Form 8-K filed with the Securities and Exchange Commission (“SEC”) by Verona Pharma plc, a public limited company incorporated under the laws of England and Wales (the “Company”), the Company entered into a transaction agreement, dated as of July 8, 2025 (the “Transaction Agreement”), with Merck Sharp & Dohme LLC, a New Jersey limited liability company (“Merck” or “Parent”) and Vol Holdings LLC, a Delaware limited liability company and wholly owned subsidiary of Parent (“Bidco”), pursuant to which Bidco agreed to acquire the entire issued and to be issued share capital of the Company (the “Transaction”) by means of a court-sanctioned English law scheme of arrangement (the “Scheme of Arrangement”) under Part 26 of the U.K. Companies Act 2006.

Item 2.01 Completion of Acquisition or Disposition of Assets.

On October 6, 2025, the High Court of Justice of England and Wales (the “Court”) sanctioned the Scheme of Arrangement at a public hearing convened by the Court and the Company. On October 7, 2025 (the “Closing Date”), Merck and Bidco consummated the Transaction in accordance with the Transaction Agreement and the Scheme of Arrangement. At the effective time of the Scheme of Arrangement (the “Effective Time”):

•	Bidco acquired all issued and outstanding ordinary shares, nominal value £0.05 per share, of the Company (each a “Company Share”);
•	holders of Company Shares became entitled to receive, for each such share, $13.375 in cash, without interest (the “Consideration”); and
•	because each American Depositary Share of the Company (each a “Company ADS”) represented a beneficial interest in eight (8) Company Shares, holders of Company ADSs became entitled to receive for each Company ADS eight (8) times the foregoing cash amount, or $107 in cash (the “ADS Consideration”).

At the Effective Time, subject to all required withholding taxes:

•	each outstanding Company share option became vested and each such option that had an exercise price that was less than the ADS Consideration was automatically converted into the right to receive an amount in cash equal to the product of (1) the aggregate number of Company ADSs underlying such Company share option and (2) the excess, if any, of (x) an amount equal to the ADS Consideration over (y) the exercise price of such Company share option;
•	each outstanding Company time-based restricted share unit became vested and each such restricted share unit was automatically converted into the right to receive an amount in cash equal to the product of (A) the aggregate number of Company ADSs underlying such Company restricted share unit and (B) the ADS Consideration; and
•	each outstanding Company performance-based restricted share unit that had previously become earned or was eligible to be earned was automatically converted into the right to receive an amount in cash equal to the product of (a) the number of earned and vested Company ADSs underlying such Company restricted stock unit (with performance being deemed achieved at the maximum level of performance) and (b) the ADS Consideration.

The information set forth in the Introductory Note of this Current Report on Form 8-K is incorporated by reference in this Item 2.01.

The foregoing description of the Transaction set forth in this Item 2.01 does not purport to be complete and is qualified in its entirety by reference to the Transaction Agreement, which is incorporated by reference as Exhibit 2.1 hereto and is incorporated by reference in this Item 2.01.

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

In connection with the consummation of the Transaction, on October 6, 2025, the Company requested that the Nasdaq Global Market (“Nasdaq”) suspend trading of Company ADSs (Nasdaq: VRNA), effective as of the open of trading on October 7, 2025 (which suspension was granted) and file with the SEC a Notification of Removal from Listing and/or Registration on Form 25 to delist and deregister Company ADSs under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). As a result, Company ADSs will no longer be listed on Nasdaq. In addition, the Company intends to file with the SEC a certification on Form 15 requesting the termination of registration of all Company Shares and Company ADSs and that its reporting obligations under Sections 13(a) and 15(d) of the Exchange Act be suspended.

The information set forth in the Introductory Note and Item 2.01 of this Current Report on Form 8-K is incorporated by reference in this Item 3.01.

Item 3.03 Material Modification to Rights of Security Holders.

The information set forth in the Introductory Note, Item 2.01, Item 3.01 and Item 5.01 of this Current Report on Form 8-K is incorporated by reference in this Item 3.03.

Item 5.01 Changes in Control of Registrant.

As a result of the consummation of the Transaction, a change of control of the Company occurred and the Company became an indirect wholly owned subsidiary of Merck.

The information set forth in the Introductory Note and Item 2.01 of this Current Report on Form 8-K is incorporated by reference in this Item 5.01.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Pursuant to the Transaction Agreement, on the Closing Date, each of the directors of the Company (Christina Ackermann, Michael Austwick, James Brady, Ken Cunningham, Lisa Deschamps, David Ebsworth, Martin Edwards, Mahendra Shah, Vikas Sinha and David Zaccardelli) resigned from the board of directors of the Company.

On the Closing Date and following the consummation of the Transaction, Benjamin Lucas was appointed as the Principal Executive Officer and director and Ebru Can Temucin was appointed as the Principal Financial Officer, Principal Accounting Officer and director of the Company.

The information set forth in the Introductory Note and Item 2.01 of this Current Report on Form 8-K is incorporated by reference in this Item 5.02.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description of Exhibit

2.1	Transaction Agreement, dated as of July 8, 2025, by and among Verona Pharma, Merck and Vol Holdings LLC (incorporated herein by reference to Exhibit 2.1 to the Registrant’s Current Report on Form 8-K filed on July 9, 2025 (SEC File No. 001-38067).*

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

* Schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company agrees to furnish supplementally to the U.S. Securities and Exchange Commission a copy of any omitted schedule or exhibit upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VERONA PHARMA PLC

Date: October 7, 2025	By:	/s/ Benjamin Lucas
	Name:	Benjamin Lucas
	Title:	Principal Executive Officer